GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – 34.7%
Bank Loans(a) – 21.9%
Advertising(b) – 0.5%
Terrier Media Buyer, Inc. (B+/B1) (3M LIBOR + 4.250%)
$472,625	4.428%	12/17/26	$ 449,783

Aerospace & Defense(b)(c) – 1.0%
TransDigm, Inc. (B+/Ba3)
1,122,125	0.000	12/09/25	1,006,703

Automotive(b) – 2.0%
Adient US LLC (B+/Ba3) (3M LIBOR + 4.000%)
887,504	4.474	05/06/24	850,158
Navistar International Corp. (BB-/Ba2) (1M LIBOR + 3.500%)
1,227,691	3.700	11/06/24	1,159,653

			2,009,811

Chemicals – 0.4%
Consolidated Energy Finance SA (BB-/Ba3)(b)(d) (3M LIBOR + 2.500%)
298,719	2.694	05/07/25	270,341
INEOS Enterprises Holdings US Finco LLC (BB/B1)(b) (3M LIBOR + 3.500%)
169,650	4.500	08/28/26	162,299

			432,640

Commercial Services(b) – 1.1%
Garda World Security Corp. (B/B1) (3M LIBOR + 4.750%)
382,008	0.000	10/30/26	374,177
Prime Security Services Borrower LLC (BB-/Ba3) (1M LIBOR + 3.250%)
516,513	4.250	09/23/26	495,532
Sabert Corp. (B/B2) (3M LIBOR + 4.500%)
271,320	0.000	12/10/26	263,633

			1,133,342

Consumer Cyclical Services – 1.5%
AI Aqua Merger Sub, Inc. (B/B2)
133,886	4.322	12/13/23	128,363
(3M LIBOR + 3.250%)(b)(d)
418,895	5.342	12/13/23	408,423
Allied Universal Holding Co. LLC (B-/B3)(b) (1M LIBOR + 4.250%)
551,230	4.428	07/10/26	534,577

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Consumer Cyclical Services – (continued)
The Hertz Corp. (NR/WR)(b) (1M LIBOR + 2.750%)
$470,276	3.510%	06/30/23	$ 415,691

			1,487,054

Diversified Manufacturing(b) – 0.6%
Apex Tool Group LLC (CCC+/B3) (1M LIBOR + 5.250%)
683,066	6.500	08/01/24	609,254

Energy-Oil Field Services – 0.4%
Apergy Corp. (BBB-/Ba2) (3M LIBOR + 5.00%)
300,000	6.000	05/28/27	294,750
Illuminate Buyer LLC (B+/B1)(c)
50,000	4.308	06/16/27	49,175

			343,925

Entertainment(b) – 0.5%
Allen Media LLC (BB-/Ba3) (3M LIBOR + 5.500%)
388,964	5.808	02/10/27	368,220
AMC Entertainment Holdings, Inc. (CCC+/Caa2)(6M LIBOR + 3.000%)
199,495	4.080	04/22/26	144,261

			512,481

Environmental(b) – 0.3%
Core & Main LP (B/B2) (3M LIBOR + 2.750%)
288,779	3.750	08/01/24	274,429

Gaming(b) – 0.8%
Caesars Resort Collection LLC (B+/B1) (1M LIBOR + 2.750%)
933,834	2.928	12/23/24	827,900

Health Care(b) – 0.3%
Athenahealth, Inc. (B/B2) (3M LIBOR + 4.500%)
255,669	4.818	02/11/26	247,148

Health Care - Services(b)(c) – 0.7%
Kindred Healthcare LLC (B+/B3) (1M LIBOR + 5.000%)
761,438	0.000	07/02/25	727,173

Insurance(b) – 1.1%
HUB International Ltd. (B/B2)(2M LIBOR + 3.000%)
1,181,911	4.020	04/25/25	1,121,834

Media - Cable(b) – 0.3%
CSC Holdings LLC (BB/Ba3) (1M LIBOR + 2.250%)
305,847	2.435	07/17/25	288,643

Media - Non Cable(b) – 2.7%
Cumulus Media New Holdings, Inc. (B/B2)(6M LIBOR + 3.750%)
56,573	4.822	03/31/26	52,612
Entercom Media Corp. (BB-/Ba3) (1M LIBOR + 2.500%)
321,842	2.684	11/18/24	299,851

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Media - Non Cable(b) – (continued)
iHeartCommunications, Inc. (B+/B1) (1M LIBOR + 3.000%)
$385,351	3.178%	05/01/26	$ 354,203
Lions Gate Capital Holdings LLC (B+/Ba2) (1M LIBOR + 2.250%)
770,341	2.428	03/24/25	726,532
Nexstar Broadcasting, Inc. (BB/Ba3) (1M LIBOR + 2.750%)
1,185,497	2.923	09/18/26	1,125,166
Nielsen Finance LLC (BBB-/Ba1)
75,000	5.750	06/05/25	74,156

			2,632,520

Packaging(b) – 2.8%
BWAY Holding Co. (B/B3) (3M LIBOR + 3.250%)
1,356,511	4.561	04/03/24	1,214,647
Flex Acquisition Co., Inc. (B/B2) (3M LIBOR + 3.000%)
566,192	4.433	12/29/23	539,802
Reynolds Group Holdings, Inc. (B+/B1) (1M LIBOR + 2.750%)
505,569	2.928	02/05/23	481,757
Trident TPI Holdings, Inc. (B-/B2) (1M LIBOR + 3.000%)
514,019	4.072	10/17/24	489,603

			2,725,809

Pharmaceuticals(b) – 0.3%
Valeant Pharmaceuticals International, Inc. (BB/Ba2) (1M LIBOR + 3.750%)
313,336	3.710	06/02/25	304,055

Technolgy- Software – 2.4%
Banff Merger Sub, Inc. (B-/B2) (1M LIBOR + 4.250%)
149,620	4.428	10/02/25	141,204
Castle US Holding Corp. (B-/B2)(b) (1M LIBOR + 3.750%)
299,375	4.058	01/29/27	272,431
CommScope, Inc. (B+/Ba3)(b) (1M LIBOR + 3.250%)
869,420	3.428	04/06/26	821,602
DCert Buyer, Inc. (B-/B2)(b) (1M LIBOR + 4.000%)
596,505	4.178	10/16/26	574,882
The Ultimate Software Group, Inc. (B/B1)(c)
75,000	4.750	05/04/26	73,981

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Technolgy- Software – (continued)
VS Buyer LLC (B-/B1)
$548,625	3.428%	02/28/27	$ 528,051

			2,412,151

Technology(b) – 0.2%
Datto, Inc. (B/B2) (1M LIBOR + 4.250%)
239,789	4.428	04/02/26	232,595

Technology - Hardware – 0.1%
Cardtronics, Inc. (BB+/Ba2)
100,000	5.000	06/29/27	98,000

Telecommunications(b) – 1.4%
MH Sub I LLC (B/B2) (3M LIBOR + 3.750%)
90,000	4.058	09/13/24	86,625
Perforce Software, Inc. (B-/B2) (1M LIBOR + 3.750)
739,703	3.928	07/01/26	709,745
PUG LLC (B-/B2)(c) (1M LIBOR + 3.500%)
680,580	3.678	02/12/27	589,552

			1,385,922

Telecommunications-Wirelines(b) – 0.5%
CenturyLink, Inc. (BBB-/Ba3) (1M LIBOR + 2.250%)
252,478	2.428	03/15/27	237,471
Zayo Group Holdings, Inc. (B/B1)
249,375	3.178	03/09/27	236,138

			473,609

TOTAL BANK LOANS			$21,736,781

Other Secured Debt Obligations(e) – 12.8%
Aerospace & Defense(f) – 0.1%
Spirit AeroSystems, Inc. (B+/Ba2)
61,000	7.500	04/15/25	60,543

Airlines(f) – 0.2%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. (NR/Baa3)
206,000	6.500	06/20/27	206,257

Commercial Services(f) – 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (B-/B3)
137,000	6.625	07/15/26	143,679
APX Group, Inc. (B-/B3)
233,000	6.750	02/15/27	217,855

			361,534

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Secured Debt Obligations – (continued)
Electrical Equipment(f) – 0.5%
Calpine Corp. (BB/Ba2)
$475,000	4.500%		02/15/28	$ 463,125

Entertainment(f) – 0.6%
AMC Entertainment Holdings, Inc. (CCC+/Caa2)
254,000	10.500		04/15/25	205,740
Colt Merger Sub, Inc. (B+/B1)
170,000	5.750		07/01/25	170,850
Live Nation Entertainment, Inc. (BB-/Ba2)
250,000	6.500		05/15/27	257,500

				634,090

Environmental(f) – 0.0%
GFL Environmental, Inc. (BB-/Ba3)
40,000	5.125		12/15/26	41,200

Food(f) – 0.1%
US Foods, Inc. (BB/B3)
131,000	6.250		04/15/25	133,293

Health Care - Services – 2.0%
LifePoint Health, Inc. (B/B1)(f)
300,000	6.750		04/15/25	309,000
Tenet Healthcare Corp. (NR/B1)(f)
156,000	4.625		09/01/24	152,490
Tenet Healthcare Corp. (BB-/B1)
557,000	4.625		07/15/24	544,467
350,000	7.500	(f)	04/01/25	371,000
454,000	4.875	(f)	01/01/26	443,785
200,000	4.625	(f)	06/15/28	195,000

				2,015,742

Housewares(f) – 0.1%
CD&R Smokey Buyer, Inc. (B/B2)
100,000	6.750		07/15/25	103,500

Leisure Product(f) – 0.4%
Winnebago Industries (BB/B2)
355,000	6.250		07/15/28	355,000

Media(f) – 1.4%
Clear Channel Worldwide Holdings, Inc. (B+/B1)
319,000	5.125		08/15/27	306,240

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Media(f) – (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co. (BB-/Ba3)
$525,000	5.375%	08/15/26	$ 383,250
UPC Holding B.V. (B/B2)
200,000	5.500	01/15/28	192,500
Vertical US New Co., Inc. (B/B1)
200,000	5.250	07/15/27	200,000
Virgin Media Secured Finance PLC (BB-/Ba3)
257,000	5.500	05/15/29	269,207

			1,351,197

Metals & Mining(f) – 1.3%
Cleveland-Cliffs, Inc. (B/Ba3)
185,000	4.875	01/15/24	173,900
319,000	9.875	10/17/25	333,355
500,000	6.750	03/15/26	483,750
Mauser Packaging Solutions Holding Co. (B/B3)
345,000	5.500	04/15/24	338,100

			1,329,105

Oil, Gas & Consumable Fuels(f) – 1.0%
Transocean Sentry Ltd. (B-/B2)
1,127,000	5.375	05/15/23	957,950

Packaging(f) – 1.0%
LABL Escrow Issuer LLC (B/B2)
979,000	6.750	07/15/26	1,019,384

Pharmaceuticals(f) – 0.1%
Bausch Health Cos., Inc. (BB/Ba2)
125,000	5.500	11/01/25	128,125

Real Estate Investment Trust(f) – 0.1%
Realogy Group LLC/Realogy Co.-Issuer Corp. (CCC+/B3)
97,000	7.625	06/15/25	97,000

Retailing(f) – 1.0%
1011778 BC ULC/New Red Finance, Inc. (B+/B2)
251,000	5.000	10/15/25	249,745
383,000	4.375	01/15/28	374,861
1011778 BC ULC/New Red Finance, Inc. (BB+/Ba2)
50,000	5.750	04/15/25	52,500

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Secured Debt Obligations – (continued)
Retailing(f) – (continued)
IRB Holding Corp. (B/B3)
$272,000	7.000%	06/15/25	$ 279,820

			956,926

Software(f) – 1.1%
Camelot Finance SA (B/B2)
1,098,000	4.500	11/01/26	1,095,255

Telecommunications(f) – 0.3%
T-Mobile USA, Inc. (BBB-/Baa3)
301,000	2.550	02/15/31	301,870

Telecommunications - Wireless(f) – 0.3%
Telesat Canada/Telesat LLC (BB-/Ba3)
307,000	4.875	06/01/27	301,244

Telecommunications-Wirelines(f) – 0.8%
Altice France SA (B/B2)
791,000	7.375	05/01/26	822,640

TOTAL OTHER SECURED DEBT OBLIGATIONS			$12,734,980

TOTAL SECURED DEBT OBLIGATIONS (Cost $35,803,301)			$34,471,761

Unsecured Debt Obligations – 55.4%
Advertising(e)(f) – 1.6%
Lamar Media Corp. (BB-/Ba3)
$250,000	4.000%	02/15/30	$ 239,375
Outfront Media Capital LLC/Outfront Media Capital Corp. (B+/B2)
100,000	6.250	06/15/25	100,500
749,000	4.625	03/15/30	681,590
Terrier Media Buyer, Inc. (CCC+/Caa1)
594,000	8.875	12/15/27	568,755

			1,590,220

Aero Leasing(e)(f) – 0.6%
Avolon Holdings Funding, Ltd. (BBB-/Baa3)
749,000	4.375	05/01/26	634,216

Aerospace & Defense(e) – 1.8%
Bombardier, Inc. (CCC+/Caa3)(f)
250,000	6.000	10/15/22	175,000

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Aerospace & Defense(e) – (continued)
TransDigm UK Holdings PLC (B-/B3)
$825,000	6.875%	05/15/26	$ 770,344
TransDigm, Inc. (NR/B3)
71,000	5.500	11/15/27	61,948
Triumph Group, Inc. (CCC-/Caa3)
476,000	5.250	06/01/22	409,360
469,000	7.750	08/15/25	355,267

			1,771,919

Auto Components(e)(f) – 1.9%
Ashtead Capital, Inc. (BBB-/Baa3)
890,000	5.250	08/01/26	934,500
681,000	4.375	08/15/27	698,944
242,000	4.000	05/01/28	240,877

			1,874,321

Automotive – 2.6%
Adient Global Holdings Ltd. (B/B3)(e)(f)
784,000	4.875	08/15/26	646,800
Dana, Inc. (BB-/B2)(e)
125,000	5.375	11/15/27	124,219
175,000	5.625	06/15/28	173,687
Dealer Tire LLC/DT Issuer LLC (CCC/Caa1)(e)(f)
230,000	8.000	02/01/28	213,325
Delphi Technologies PLC (BB-/B3)(f)
145,000	5.000	10/01/25	155,513
Ford Motor Co. (BB+/Ba2)(e)
89,000	9.000	04/22/25	96,228
Ford Motor Credit Co. LLC (BB+/Ba2)(e)
284,000	4.063	11/01/24	271,274
250,000	5.125	06/16/25	249,882
Meritor, Inc. (BB-/B1)(e)(f)
196,000	6.250	06/01/25	197,960
Navistar International Corp. (CCC+/B3)(e)(f)
262,000	6.625	11/01/25	248,245
Tesla, Inc. (B-/Caa1)(e)(f)
258,000	5.300	08/15/25	257,355

			2,634,488

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Building Materials(e) – 0.7%
Builders FirstSource, Inc. (B+/B3)(f)
$203,000	5.000%	03/01/30	$ 190,566
Griffon Corp. (B+/B2)
317,000	5.750	03/01/28	313,038
Standard Industries, Inc. (BBB-/Ba2)(f)
191,000	5.000	02/15/27	193,865

			697,469

Chemicals(e)(f) – 1.3%
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B B.V. (BB-/B1)
183,000	4.750	06/15/27	183,686
Polyone Corp. (BB-/Ba3)
106,000	5.750	05/15/25	109,048
Valvoline, Inc. (BB-/Ba3)
210,000	4.375	08/15/25	211,050
350,000	4.250	02/15/30	343,437
WR Grace & Co-Conn (BB-/Ba3)
414,000	4.875	06/15/27	418,140

			1,265,361

Commercial Services(e)(f) – 1.5%
Gartner, Inc. (BB/Ba3)
350,000	4.500	07/01/28	353,062
Nielsen Finance LLC/Nielsen Finance Co. (BB-/B2)
356,000	5.000	04/15/22	353,775
Ritchie Bros Auctioneers, Inc. (BB+/Ba3)
253,000	5.375	01/15/25	259,958
The Brink’s Co. (BB-/Ba3)
200,000	5.500	07/15/25	203,250
The Nielsen Co. Luxembourg S.a.r.l. (BB-/B2)
297,000	5.000	02/01/25	292,545

			1,462,590

Computers(e)(f) – 1.0%
Booz Allen Hamilton, Inc. (BB-/Ba2)
797,000	5.125	05/01/25	803,974
Science Applications International Corp. (BB-/B1)
150,000	4.875	04/01/28	149,250

			953,224

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Distribution & Wholesale(e)(f) – 0.2%
Core & Main LP (CCC+/Caa2)
$179,000	6.125%	08/15/25	$ 178,105

Diversified Financial Services(e) – 1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (BBB/Baa3)
150,000	6.500	07/15/25	156,978
Global Aircraft Leasing Co. Ltd. (NR/Ba2)(f)(g)(PIK 7.250%, Cash 6.500%)
188,000	6.500	09/15/24	132,540
Nationstar Mortgage Holdings, Inc. (B/B2)(f)
393,000	8.125	07/15/23	403,316
250,000	6.000	01/15/27	239,375
Springleaf Finance Corp. (BB-/Ba3)
264,000	8.875	06/01/25	282,150
42,000	5.375	11/15/29	39,480

			1,253,839

Electrical(e) – 0.8%
Clearway Energy Operating LLC (BB/Ba2)(f)
329,000	4.750	03/15/28	333,935
Pacific Gas & Electric Co. (BBB-/Baa3)
150,000	2.500	02/01/31	146,652
Pacific Gas & Electric Co. (BBB-/Baa3)
150,000	3.500	08/01/50	145,005
Sempra Energy (BBB-/Ba1)(b)(5 Year CMT + 4.550%)
210,000	4.875	12/31/99	209,859

			835,451

Electrical Components & Equipment(e)(f) – 0.2%
Wesco Distribution, Inc. (BB-/B2)
204,000	7.125	06/15/25	214,200

Electronics(f) – 0.2%
Sensata Technologies B.V. (BB+/Ba3)
179,000	4.875	10/15/23	185,936

Engineering & Construction(e) – 0.6%
AECOM (BB-/Ba3)
84,000	5.875	10/15/24	90,300
446,000	5.125	03/15/27	479,450

			569,750

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Entertainment(e)(f) – 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc. (CCC+/Caa1)
$82,000	5.250%	10/15/25	$ 71,340

Environmental(e)(f) – 0.6%
GFL Environmental, Inc. (B-/B3)
204,000	7.000	06/01/26	212,160
Stericycle, Inc. (BB-/NR)
339,000	5.375	07/15/24	347,475

			559,635

Food & Drug Retailing(e)(f) – 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (BB-/B2)
401,000	4.625	01/15/27	399,997
325,000	4.875	02/15/30	333,938
Post Holdings, Inc. (B+/B2)
360,000	4.625	04/15/30	353,700

			1,087,635

Gaming(e)(f) – 0.3%
Boyd Gaming Corp. (B-/Caa1)
250,000	8.625	06/01/25	261,250

Healthcare Providers & Services(e) – 3.5%
Centene Corp. (BBB-/Ba1)
787,000	4.750	01/15/25	804,707
424,000	4.250	12/15/27	437,271
475,000	3.375	02/15/30	479,256
Charles River Laboratories International, Inc. (BB/Ba3)(f)
$553,000	5.500	04/01/26	568,899
290,000	4.250	05/01/28	287,825
Encompass Health Corp. (B+/B1)
360,000	4.500	02/01/28	342,900
HCA, Inc. (BB-/Ba2)
500,000	3.500	09/01/30	478,125
Surgery Center Holdings, Inc. (CCC/Caa2)(f)
86,000	6.750	07/01/25	78,260

			3,477,243

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Home Builders(e) – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (BB-/B1)(f)
$372,000	4.875%		02/15/30	$ 308,760
Mattamy Group Corp. (BB/B1)(f)
298,000	4.625		03/01/30	287,570
TRI Pointe Group, Inc. (BB-/Ba3)
83,000	5.250		06/01/27	83,000
68,000	5.700		06/15/28	69,360

				748,690

Household Products(e)(f) – 0.2%
Prestige Brands, Inc. (B+/B3)
191,000	5.125		01/15/28	192,433

Insurance(e)(f) – 1.3%
Acrisure LLC/Acrisure Finance, Inc. (CCC+/Caa2)
630,000	7.000		11/15/25	612,675
Alliant Holdings Intermediate LLC/Alliant Holding Co-Issurer (CCC+/Caa2)
645,000	6.750		10/15/27	641,775

				1,254,450

Internet – 3.8%
GrubHub Holdings, Inc. (BB-/B1)(e)(f)
715,000	5.500		07/01/27	731,981
Match Group, Inc. (BB/Ba3)(e)(f)
241,000	5.000		12/15/27	250,640
492,000	4.625		06/01/28	496,920
248,000	5.625		02/15/29	261,950
653,000	4.125		08/01/30	639,124
Netflix, Inc. (BB-/Ba3)
204,000	3.625	(e)(f)	06/15/25	205,530
425,000	5.875		11/15/28	482,375
50,000	4.875	(e)(f)	06/15/30	53,625
Twitter, Inc. (BB+/Ba2)(e)(f)
277,000	3.875		12/15/27	277,000
Uber Technologies, Inc. (CCC+/B3)(e)(f)
350,000	7.500		05/15/25	352,187

				3,751,332

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Unsecured Debt Obligations – (continued)
Leisure Time(e)(f) – 0.2%
Royal Caribbean Cruises Ltd. (BB/Ba2)
$201,000	9.125%		06/15/23	$ 199,241

Lodging(e) – 0.2%
Marriott International, Inc. (BBB-/Baa3)
157,000	4.625		06/15/30	163,223

Machinery - Construction & Mining(e)(f) – 0.2%
BWX Technologies, Inc. (BB/Ba3)
210,000	4.125		06/30/28	209,475

Media(e) – 8.6%
CCO Holdings LLC/CCO Holdings Capital Corp. (BB/B1)(f)
1,330,000	4.750		03/01/30	1,361,587
700,000	4.500		08/15/30	712,250
CSC Holdings LLC (B/B3)(f)
1,141,000	5.750		01/15/30	1,183,787
326,000	4.625		12/01/30	316,628
CSC Holdings LLC (BB/Ba3)(f)
313,000	4.125		12/01/30	310,261
DISH DBS Corp. (B-/B2)(f)
450,000	7.375		07/01/28	450,000
Dolya Holdco 18 DAC (NR/B1)(f)
250,000	5.000		07/15/28	246,773
GCI LLC (B/B3)
491,000	6.625	(f)	06/15/24	514,323
731,000	6.875		04/15/25	752,930
Sinclair Television Group, Inc. (B/B1)(f)
300,000	5.875		03/15/26	289,500
Sirius XM Radio, Inc. (BB/Ba3)(f)
363,000	5.500		07/01/29	382,965
416,000	4.125		07/01/30	409,760
TEGNA, Inc. (BB-/Ba3)(f)
450,000	4.625		03/15/28	414,000
1,030,000	5.000		09/15/29	952,750
Ziggo Bond Co. B.V. (B-/B3)(f)
200,000	5.125		02/28/30	196,000

				8,493,514

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Oil Field Services(e) – 5.6%
Archrock Partners LP/Archrock Partners Finance Corp. (B+/B2)(f)
$393,000	6.250%	04/01/28	$ 361,878
CNX Resources Corp. (BB-/B3)(f)
417,000	7.250	03/14/27	383,640
CrownRock LP/CrownRock Finance, Inc. (BB-/B2)(f)
821,000	5.625	10/15/25	735,821
Diamondback Energy, Inc. (BBB-/Ba1)
300,000	2.875	12/01/24	300,465
300,000	3.500	12/01/29	289,875
Ensign Drilling, Inc. (CCC+/Caa1)(f)
224,000	9.250	04/15/24	99,680
Gulfport Energy Corp. (CCC+/Caa2)
300,000	6.625	05/01/23	178,500
Indigo Natural Resources LLC (BB-/B3)(f)
193,000	6.875	02/15/26	179,490
Laredo Petroleum, Inc. (B-/B3)
245,000	10.125	01/15/28	166,600
Nabors Industries, Ltd. (CCC+/Ba3)(f)
895,000	7.500	01/15/28	552,662
Noble Holding International Ltd. (CCC/Caa1)(f)
541,000	7.875	02/01/26	140,660
Occidental Petroleum Corp. (BB+/Ba2)
455,000	8.000	07/15/25	456,138
Parsley Energy LLC/Parsley Finance Corp. (BB/Ba3)(f)
697,000	5.375	01/15/25	676,090
WPX Energy, Inc. (BB-/B1)
253,000	5.250	09/15/24	249,838
152,000	5.250	10/15/27	141,740
395,000	5.875	06/15/28	379,200
326,000	4.500	01/15/30	286,880

			5,579,157

Packaging(f) – 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B/Caa1)(e)
400,000	5.250	08/15/27	393,000
Graphic Packaging International LLC (BB+/Ba2)
172,000	3.500	03/15/28	170,280
Silgan Holdings, Inc. (BB/Ba3)(e)
234,000	4.125	02/01/28	231,953

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Packaging(f) – (continued)
Trident TPI Holdings, Inc. (CCC+/Caa2)(e)
$526,000	9.250%	08/01/24	$ 540,465

			1,335,698

Pharmaceuticals – 2.4%
Bausch Health Cos., Inc. (B/B3)(e)(f)
94,000	5.500	03/01/23	93,883
110,000	5.875	05/15/23	109,725
148,000	6.250	02/15/29	148,740
Teva Pharmaceutical Finance Co. B.V. (BB/Ba2)
976,000	2.950	12/18/22	936,960
Teva Pharmaceutical Finance Netherlands III B.V. (BB/Ba2)
1,212,000	2.800	07/21/23	1,145,340

			2,434,648

Pipelines – 2.1%
Buckeye Partners LP (BB/B1)(e)(f)
424,000	4.500	03/01/28	398,560
Cheniere Energy, Inc. (NR/NR)(f)(g)
669,000	4.875	05/28/21	675,489
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (BB-/B1)(e)(f)
178,000	5.625	05/01/27	145,960
DCP Midstream Operating LP (BB+/Ba2)(e)
101,000	5.625	07/15/27	101,505
EnLink Midstream LLC (BB+/Ba1)(e)
360,000	5.375	06/01/29	270,000
EQM Midstream Partners LP (BB-/Ba3)(e)(f)
190,000	6.500	07/01/27	194,038
Global Partners LP/GLP Finance Corp. (B+/B2)(e)
25,000	7.000	06/15/23	23,750
Hess Midstream Operations LP (BB+/Ba3)(e)(f)
326,000	5.125	06/15/28	312,960

			2,122,262

Real Estate Investment Trust(e) – 1.9%
iStar, Inc. (BB/Ba3)
491,000	5.250	09/15/22	476,270
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (BB-/B1)(f)
189,000	4.625	06/15/25	185,220

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
Real Estate Investment Trust(e) – (continued)
SBA Communications Corp. (BB-/B1)
$787,000	4.000%	10/01/22	$ 795,854
Service Properties Trust (BB+/Baa3)
73,000	7.500	09/15/25	76,846
VICI Properties LP/VICI Note Co., Inc. (BB/Ba3)(f)
94,000	3.500	02/15/25	88,360
80,000	3.750	02/15/27	75,200
250,000	4.125	08/15/30	238,437

			1,936,187

Retailing(e)(f) – 0.1%
Asbury Automotive Group, Inc. (BB/B1)
140,000	4.500	03/01/28	135,800

Semiconductors(e)(f) – 0.3%
Microchip Technology, Inc. (BB-/Ba2)
270,000	4.250	09/01/25	271,013

Software(e)(f) – 0.8%
Castle US Holding Corp. (CCC/Caa2)
64,000	9.500	02/15/28	59,200
Fair Isaac Corp. (BB+/Ba2)
118,000	4.000	06/15/28	117,410
Open Text Corp. (BB/Ba2)
255,000	3.875	02/15/28	245,438
Open Text Holdings, Inc. (BB/Ba2)
257,000	4.125	02/15/30	251,860
PTC, Inc. (BB-/Ba3)
136,000	4.000	02/15/28	134,980

			808,888

Telecommunication Services(e) – 3.3%
CenturyLink, Inc. (B+/B2)(f)
570,000	5.125	12/15/26	567,862
CommScope, Inc. (B-/B3)(f)
248,000	8.250	03/01/27	254,820
255,000	7.125	07/01/28	254,044
Sprint Corp. (BB/B1)
1,023,000	7.625	03/01/26	1,209,697
T-Mobile USA, Inc. (BB/Ba3)
175,000	6.000	04/15/24	178,719

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Unsecured Debt Obligations – (continued)
ViaSat, Inc. (B/Caa1)(f)
$824,000	5.625%	09/15/25	$ 788,980

			3,254,122

Transportation(e)(f) – 0.5%
Cargo Aircraft Management, Inc. (B+/Ba3)
342,000	4.750	02/01/28	339,008
XPO Logistics, Inc. (BB-/Ba3)
141,000	6.750	08/15/24	147,521

			486,529

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $56,057,291)			$54,954,854

U.S. Treasury Obligation(h) – 5.0%
United States Treasury Bills
$5,000,000	0.000%	10/27/20	$ 4,997,706
(Cost $4,997,832)

Shares	Description		Value

Common Stock* – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,141,924	Prairie Provident Resources, Inc. (Cost $2,946,424)		$ 12,617

Shares	Dividend Rate		Value

Investment Company(i) – 1.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,229,466	0.155%		$ 1,229,466
(Cost $1,229,466)

TOTAL INVESTMENTS – 96.4% (Cost $101,034,314)			$95,666,404

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.6%			3,582,610

NET ASSETS – 100.0%			$99,249,014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on June 30, 2020. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2020.

(c)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(g)	Pay-in-kind securities.

(h)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(i)	Represents an affiliated issuer.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CMT	— Constant Maturity Treasury Indexes
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2020, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

Payments Made by the Fund(a)	Payments Received by Fund (b)	Termination Date	Notional Amount (000s)(c)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

1.000%	3M LIBOR	12/16/27	$3,803	$(129,234)	$(105,725)	$(23,509)

(a)	Payments made semi-annually.
(b)	Payments made quarterly.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2020.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund (a)	Credit Spread at June 30, 2020(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.HY Index 34	(5.000)%	5.148%	06/20/25	$14,250	$70,685	$237,148	$(166,463)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

Abbreviation:
CDX.NA.HY Index 34	— CDX North America High Yield Index 34

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investment and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities may be valued at the closing bid price for long positions and at the closing ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2020:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Bank Loans	$—	$21,058,017	$678,764
Other Secured Obligations	—	12,734,980	—
Unsecured Debt Obligations	—	54,954,854	—
U.S Treasury Obligations	4,997,706	—	—
Common Stock and/or Other Equity Investments
North America	12,617	—	—
Investment Company	1,229,466	—	—

Total	$6,239,789	$88,747,851	$678,764

Derivative Type

Liabilities(a)
Interest Rate Swap Contracts	$—	$(23,509)	$—
Credit Default Swap Contracts	—	(166,463)	—

Total	$—	$(189,972)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Credit/Default Risk — An issuer or guarantor of a security held by the Fund, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in NAV.

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2020 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.